Exhibit 99.1

‘GMXR’

NASDAQ National Market System

www.gmxresources.com

The date of these presentation materials is July 8, 2005

Certain Reserve Information

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s Annual Report on Form 10-K for the year ended 12/31/04 and subsequent filings with the Securities and Exchange Commission.

Drilling Schedule Statement

The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.

Research Reports

Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.

GMX RESOURCES INC. ‘GMXR’ NASDAQ National Market System

Fast Growing Independent E&P Company

North Carthage Field, East Texas, Panola & Harrison County

Core Area: 97%

22,697 gross / 13,450 net acres

Management maintains 32% equity stake

CEO – Ken Kenworthy, Jr.

CFO – Ken Kenworthy, Sr.

Acreage data as of 7/1/05, numbers are rounded

Investment Highlights

100 % Development Success

Significant Acceleration of Drilling Activity in 2005

300% More Net Wells in 2005

Excellent Finding & Development Cost vs. Peers

Substantial Multi-Year Drilling Inventory

Low Risk Drilling Opportunity

High Growth Potential Through Drill Bit

GMXR Timeline

1998 Kenworthys founded GMX with purchase of 5 BCFE assets

1999 Drilled 3 Travis Peak wells (Travis Peak JV)

Feb. 2001 Initial Public Offering at $4.00 (1) per share – Paulson Inv. Co., Inc.; I-Bankers Sec. Inc.

Jun. 2001 Contracted 2 rigs for 2 years at $14,000/day

Jul. 2001 Secondary Offering @ $5.50 per share—Paulson Inv. Co., Inc.; I-Bankers Sec. Inc.

2001 Drilled and Completed 10 Cotton Valley Sand wells

Dec. 2001 Filed lawsuit against Drilling Contractor; counter sued @ $10MM

Dec. 2002 Won Federal Court case

Jan. 2003 Drilling Contractor filed appeal

May 2003 Drilling Contractor dropped appeal

Dec. 2003 Announced Joint Venture with a subsidiary of Penn Virginia Corporation (PVA: NYSE)

Jun. 2004 Hibernia Southcoast Capital PIPE 1.1 mm shares @ $6.85

2004 Drilled and Completed 17/4.6 net Cotton Valley Sand wells

Jan. 2005 Announced YE ‘04 proved reserves of 64.3 BCFE, vs. 52.9 BCFE at YE ‘03

2005 (2) Drill and Complete 31/16 net Cotton Valley Sand wells

(1) Initial trading price of common, IPO consisted of 1 common and 1 A and 1 B warrant at $8.00 per unit. (2) Accelerated plan.

Production Growth

MCFE

‘GMXR’ Quarterly Net Production

1,000,000

750,000

500,000

250,000

0

1Q041Q05

2Q04

2Q05*

3Q04

4Q04

* Company estimates

2005 Goals *

Increase Natural Gas Production, Core Area E. TX

1Q05 4,500 mcfepd; 1Q04 2,355 mcfepd 91% Increase

2Q05 5,384 mcfed; 2Q04 3,103 mcfpd 73% Increase

Grow Reserves on a cost effective basis

Maintain low F&D cost of $1.00—$1.50 per mcfe

Build Shareholder Value

* Company estimates

Recent Developments

3 Rigs Drilling North Carthage July ‘05 thru 2006

PVA Added H&P Rig #156 in JV 30% Area June 2, 2005

McLaughlin Rig #5 in GMXR 100% Area by August 1, 2005

PVA/GMXR Share* Unit Rig #309 in GMXR 100% Area early August 2005

North Carthage Activity

Production to Date 25% Above 3rd Party Engineering

Pipe Set on First Well in JV 50% Area

1,450 Net Acres Acquired 1H05

Second Well in JV 50% Area to Spud Week of July 11, 2005

New Mexico Update

Gosden #1 Successful Lower Morrow Sand Wildcat

Completion to Begin Within 60 Days

* GMXR can use this rig after every 1-3 wells for same amount of wells in its 100% area.

N. Carthage Field 2005 Development Outlook

New Drilling Yr. End Prod. Wells CAPEX

2004 activity 17 CVS / 4.6 Net (1) 66 gross/ 44.3 Net $8,600,000

2005 plan (2) 23 CVS/ 11.6 Net 89 gross/ 55.9 Net $23,000,000

2005 accelerated (3) 31 CVS/ 16 Net 104 gross/ 66 Net $32,000,000

(1) 3 wells/.9 Net not completed in 2004.

(2) Assumes 14 PVOG 30% WI wells plus 2 PVOG 20% WI wells plus 7 GMX 100% WI wells.

(3) Requires outside source of financing and 3 rigs. Schedule dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs.

Full Asset Value Strategy

‘GMXR’ Net Asset Value Play

Capitalize Development Program

Access Drilling & Completion Services

Harvest Undeveloped Reserves & Convert to Developed Reserves

64 BCFE Proved 2004 (1)

104 BCFE Probable 80-160 ACRES UNRISKED (2)

184 BCFE Possible 40 ACRES UNRISKED (2)

Analyst’s 2005 YE Proved Reserve Est.

Hibernia Southcoast Capital 87 BCFE (3)

Morgan Joseph 92-100 BCFE (4)

First Albany Capital 92 BCFE (5)

(1) 12/31/04 Sproule & Assoc.

(2) 7/1/05e Company internal projections.

(3) Hibernia Southcoast Capital May 16, 2005 Analyst Forecast.

(4) Morgan Joseph June 15, 2005 Analyst Forecast.

(5) First Albany Capital June 28, 2005 Analyst Forecast.

additional reserve inventory

3 Rig Drilling Program 2005

Wells Spud

6.00

5.00

4.00

3.00

2.00

1.00

Jan-05

Feb-05

Mar-05

Apr-05

May-05

Jun-05

Jul-05

Aug-05

Sep-05

Oct-05

Nov-05

Dec-05

JV 30 % AREA JV 50% AREA GMXR 100% AREA

CVS Producers & Most Active Operators



GMXR
0 16,990 FEET
Woodlawn
135 BCFE
Gladewater / Glenwood / White Oak/ Willow Springs
663 BCFE
JV 30% Area
Waskom
270 BCFE
GMXR 100% Area
Blocker / Tatum
310 BCFE
JV 50% Area
Bethany / Elysian
403 BCFE
Oak Hill
1,384 BCFE
Carthage / Beckville / Briggs
3,442 BCFE

Harrison, Panola, Gregg & Rusk Co. 10,444 CVS Wells

CV Well CV Depths 8,500' – 12,000'

Production data from IHS Dwights.

Anadarko	Chinn	BP	Comstock	Goodrich	PVA
XTO	EOG	Samson	Valance	NEG Opr.	Hunt Ex.
Devon	Progress	SW Energy	Classic	Newfield	Questor
Chevron	EnCana	ONEOK	GMT	Lacy	Exco

12

New Wells 2003 – March 2005



GMXR
0 16,990 FEET
XTO
BP
Comstock
ONEOK
EOG
JV 30% Area
PVA
Progress
XTO
EnCana
Comstock
Devon
Anadarko
BP
EnCana
GMXR 100% Area
Progress
Peoples
Chinn
Classic
Classic
JV 50% Area
Samson
Hunt
Chevron
Progress
Hunt
Comstock
BP
EOG
Anadarko
Devon
Goodrich
GMT
2003Wells
2004 Wells
2005 Wells
Undeveloped Lease Hold

13

JV 30% Area

GMXR

100% Area

JV 50% Area

Harrison, Panola, Gregg & Rusk Co. 21,096 ‘K’ Wells

TP/ Pettit /Rodessa / Glen Rose

Map omits all wells > 8,300’. Undeveloped

Well Depths 3,000’ – 8,300’ 14 Lease Hold

Cretaceous Production

Schedule dependant upon rig availability, CAPEX > 23 mm will require outside sources of financing, successful development, commodity prices & drilling costs. 15

GMXR / PVA Joint Venture

2005 Accelerated Drilling Case

JV 30% Area—GMXR 30% WI

19 Cotton Valley Sand wells

8,649 gross /2,642 net GMXR Acres

199 gross / 60 net GMXR potential wells

GMXR 100% Area—100% WI

10 Cotton Valley Sand wells •7,830 gross / net 7,266 GMXR Acres

190 gross / 190 net GMXR potential wells

JV 50% Area – GMXR 50% WI

2 Cotton Valley Sand wells

GMX 20% CWI 1st 2 CVS

6,346 gross / 3,200 net GMXR Acres

158 gross / 79 net GMXR potential wells

CVS wells only. Wells < 8100’ omitted

Cotton Valley Sand

2005 Accelerated Drilling Plan 19 gross – 6 net

12/31/04 (1)

PUDs 31gross/ 9 net Prob 25gross/ 8 net

8,649 gross / 2,642 net acres

CVS Producer PUD YE 2005 (2) Probable Gas Unit Undeveloped Lease Hold 2005 Drilling Sites 2006 Drilling Sites (3)

(1) Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’. (2) Company mid-year estimates (3) Drilling sites for preparation only, no guarantee any of these sites will be drilled. 16

GMXR Joint Venture 50% Area

Cotton Valley Sand

2005 Accelerated Drilling Plan 2 gross—.4 net

12/31/04 (1)

PUDs 12 gross / 6 net Prob 41 gross / 20 net

6,346 gross / 3,200 net acres

CVS Producer PUD YE 2005 (2) Probable Gas Unit Undeveloped Lease Hold

2005 Drilling Sites 2006 Drilling Sites (3)

(1) Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells 17 < 8100’. (2) Company mid-year estimates (3) Drilling sites for preparation only, no guarantee any of these sites will be drilled.

GMXR

Cotton Valley Sand

2005 Accelerated Drilling Plan 10 gross & net

12/31/04 (1)

PUDs 24 gross / 24 net Prob 47 gross / 47 net

7,830 gross / 7,266 net acres

CVS Producer PUD YE 2005 (2) Probable Gas Unit Undeveloped Lease Hold 2005 Drilling Sites 2006 Drilling Sites (3)

(1) Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’. CAPEX > 20 mm could require outside financing sources. A second rig will allow for some drilling and a third rig will add more. (2) Company mid-year

18

estimates (3) Drilling sites for preparation only, no guarantee any of these sites will be drilled.

GMXR

Cotton Valley Sand Economics

100% Success Rate

Drilling to 10,000’ in 14-18 Days

Spud to Spud R#309/25 days; R#156/22 days; e R#5/22 days

Spud to Sales 36 days avg. 2Q05

1.15 BCFE (1) Avg. IP 2 mmcfpd; 1st Yr 208 mmcfe

1.7MM Completed Well Costs

Life per well: 33 years @ $6.00 gas

All data as of 7/08/05.

(1) Company internal projections. Sproule est. 1 BCFE gross

MCFD

4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500

GMXR

PRODUCTION DATA JV30

Initial Peak Initial 30 Day Average Initial 60 Day Average Initial 90 Day Average Initial 180 Day Average Initial 365 Day Average Margie 1

BOB #1 P Keys 1 Bryant #1 EOG #1 Richardson 1 Rains #1 Margie #2 Bryant #2 Richardson 2

Bryant 3

WELL NAME P Keys 2 Scott #1

BOB 2 Richardson 3 P Keys 3 Rains #2 Lawless T 1 Scott 2 Margie #3 BOB 3 P Keys 4 P Keys 5 Sproule Mod 23 Well Average

20 -

Sproule’s Composite Profile vs. JV Actual

* Sproule estimated production profile 12/31/04. (2) Cumulative 1st 365 days composite.

Initial Peak

Initial 30 Day Average

Initial 60 Day Average

Initial 90 Day Average

Initial 180 Day Average

Initial 365 Day Average

-

500

1,000

1,500

2,000

2,500

Initial Peak

Initial 30 Day

Average

Initial 60 Day

Average

Initial 90 Day

Average

Initial 180 Day

Average

Initial 365 Day

Average

Sproule Model

23 Well Average

WELL NAME

MCFD

Field Gross Net

Travis Peak / Pettit(1) PUDs 25 12

CVS(2) PUDs (80-160 acre density) 67 39

CVS(2) Probables (80-160 acre density) 113 74

Total Proved / Probable (80-160 acre density) 205 125

CVS(2) Possible (40 acre density) 296 172

2005 Acreage Additions 1,700 gross acres 42 28

Total Locations (40 acre density) 543 325

Notes

PUDs, Probable & Possible Company estimates as of July 8, 2005

Assumes GMX participates in all wells at maximum percentage available

40 acre well count excludes 80 acre and 160 acre well count

(1) Depth < 7,000 feet

(2) Depth between 8,500 and 10,000 feet

Significant Development Inventory

GMXR Valuation vs. Peer Group

Note: As of July 5, 2005. Small-cap E&P companies with similar reserve profiles. Provided by AG Edwards.

Goodrich

Carrizo

Expl. Co.

Brigham

Edge

Petrohawk

Parallel

Clayton

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

GDP

CRZO

TXCO

BEXP

EPEX

HAWK

PLLL

GMXR

CWEI

Enterprise Value/ 2004 Proved Reserves Mcfe

Median = $3.37

GMXR: $2.02

Balance Sheet Summary

May 11, 2005 GMX has $5.7 mm outstanding on est. $17 mm line of credit

($ in thousands)

Mar. 31, 2005

Dec. 31, 2004

Dec. 31, 2003

Dec. 31, 2002

Cash and Cash Equivalents

$812

$862

$637

$544

Oil & Natural Gas Properties

$38,719

$35,956

$27,660

$29,359

Total Assets

$43,700

$40,991

$31,501

$33,319

Long-Term Debt

$5,553

$3,762

$6,690

$8,100

Shareholders Equity

$33,082

$32,407

$22,619

$21,607

LTD to Equity

17%

12%

30%

38%

GMX RESOURCES INC. 'GMXR'

Recent Price: (1)	$15.50	**Proved Reserves 12/31/04:** (2)	**64.3 BCFE**
52-Week Price Range:	$5.31 - $15.50	Proved Developed Producing:	14.7 BCFE
Market Capitalization: (1)	$127,000,000	Proved Developed Non-Producing:	7.8 BCFE
Shares Outstanding:	8,214,680	Proved Undeveloped:	41.8 BCFE
Average Daily Volume 2005 (1)	91,500	Natural Gas Production:	88%
Management Ownership: (4)	32%	2004 CAPEX:	$9 Million
L-T Debt / Total Capitalization: (3)	17%	*e* 2005 CAPEX:	$32 Million
Working Capital plus unused credit line: (5)	$11,233,000	LOE & Tax/mcfe (3)	$1.15

Name / Position	Age	'GMXR'	Background
Ken Kenworthy, Jr. *Pres., CEO, Chairman*	49	11.1%	Co-Founder, Geoscientist, Founder OEXCO, Inc. 30 years E & P
Ken Kenworthy, Sr. *CFO, EVP, Director*	70	11.5%	Co-Founder, former CFO CMI / TEREX NYSE. 24 years E & P
Keith Leffel *VP Endeavor Pipeline*	56	options	Formerly Independent, Delhi Pipeline. 31 years Gas Marketing
Richard Hart, Jr. *Operations Mgr. P.E.*	48	options	GMX Mar. 2003, Focus Energy, Independent 26 yrs drilling, completion & production
Kyle Kenworthy *VP, Land*	44	options	24 years Land Management E & P
Don Duke *Consultant Bus. Dev. P.E.*	55	options	Management, Hadson, Sante Fe Minerals & Andover. 31 yrs. management E & P.

(1) Nasdaq as of July 8, 2005. (2) Proved Reserves Sproule & Assoc. (3) 1st Quarter 2005. (4) Ken Kenworthy, Jr. and wife own 20% of common stock when combined. (5) June 1, 2005, using new commitment line.

25

Glossary of Terms

bbl

barrel of oil

BCFE

Billion Cubic Feet Gas Equivalent (oil & gas combined 6:1 basis to gas equivalent)

CAPEX

Capital Expenditures

CCV

Completed Cotton Valley

CJV

Carthage Joint Venture

CVS

Cotton Valley Sand Well

CWI

Carried Working Interest

E & P

Exploration and Production

Estimated Future Net Revenues

Estimated future gross revenue to be generated from the production of proved reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related expenses such as general and administrative expenses, debt service and future income tax expense or to deprecation, depletion and amortization.

F & D

Finding and Development

JV

Joint Venture

MBbls

One thousand barrels of oil

MCF

One thousand cubic feet of gas

MCFe

One thousand cubic feet of gas equivalent

MMCF

One million cubic feet of gas

MMCFe

One million cubic feet of gas equivalent

mmcfg

Million cubic feet gas

mmcfgpd

Million cubic feet gas per day

PE

Petroleum Engineer

PIPE

Private Investment Public Equity

Poss

Possible Undeveloped Wells

Present Value

When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using an annual discount rate of 10%.

Prob

Probable Undeveloped Wells

PUD

Proved Undeveloped Wells

PVA

Penn Virginia Corporation

PVOG

Penn Virginia Oil and Gas